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                                                               EXHIBIT 10.6(c)

                           Amendment No. Three to the

                              Oryx Energy Company
                           Executive Retirement Plan
                            As Amended And Restated
                           Effective January 1, 1995

WHEREAS, Oryx Energy Company (the "Company") last amended and restated the Executive Retirement Plan (the "Plan") effective January 1, 1995 and last amended the Plan effective January 1, 1997; and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, pursuant to the powers reserved in Article IX of the Plan, the Plan is hereby amended as follows:

                                       I.

     Effective January 1, 1998, the first sentence of the first paragraph in
     Section 3.08(b) is amended to include the year 1998, by the revision of the phrase "under an outplacement program during 1995, 1996, or 1997" to read "under an outplacement program during 1995, 1996, 1997 or 1998".

                                      II.

     Except for the amendments reflected in this instrument, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 4th day of September, 1997.



                                         ORYX ENERGY COMPANY


                                         By:    /s/ FRANCES G. HEARTWELL
                                            --------------------------------
                                         Name:  Frances G. Heartwell
                                              ------------------------------
                                         Title: Vice President, Human Resources
                                                   and Administration
                                               -----------------------------

ATTEST:

By:     /s/ WILLIAM C. LEMMER
   --------------------------------
Title:  Vice President, General
        Counsel and Secretary
      -----------------------------


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                           Amendment No. Four to the

                              Oryx Energy Company
                           Executive Retirement Plan
                            As Amended And Restated
                             as of January 1, 1995

     WHEREAS, Oryx Energy Company (the "Company") last amended the restated Executive Retirement Plan (the "Plan") with Amendment No. Three effective January 1, 1996; and

     WHEREAS, the Company desires further to amend the Plan;

     NOW, THEREFORE, pursuant to the powers reserved in Article IX of the Plan, the Plan is hereby amended, effective September 4, 1997, as follows:

                                       I.

     Section 3.02 is amended, in the fourth line, by changing the words, "five years of Executive Service" to "thirty months of Executive Service".

                                      II.

     Section 3.04 is amended, in the fifth and sixth lines, by changing the words, "five years of Executive Service" to "thirty months of Executive Service".

                                      III.

     Section 3.08(b) is amended, in the sixth and seventh lines, by changing the words, "actual Executive Service equals at least five years" to "actual Executive Service equals at least thirty months".

                                      IV.

     Section 6.02 is amended by changing the phrase, "his 55th birthday", and the phrase, "five years of Executive Service", to "his 52nd birthday" and "thirty months of Executive Service", respectively, in the places where such phrases appear in said Section.

                                       V.

     Section 6.04 is amended, in the second paragraph, by changing the phrase, "age 55", to "age 52".

                                      VI.

     Except for the amendments reflected in this instrument, the Plan shall remain in full force and effect.






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     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed effective as of September 4, 1997.




                                         ORYX ENERGY COMPANY


                                         By:    /s/ FRANCES G. HEARTWELL
                                            --------------------------------
                                         Name:  Frances G. Heartwell
                                              ------------------------------
                                         Title: Vice President, Human Resources
                                                   and Administration
                                               -----------------------------

ATTEST:

By:     /s/ WILLIAM C. LEMMER
   --------------------------------
Title:  Vice President, General
        Counsel and Secretary
      -----------------------------